UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

PremierWest Bancorp

(Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 – 1282171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Airport Road, Medford, Oregon 97504

Address of Principal Executive Office

Registrant’s telephone number including area code 541-618-6003

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 13, 2013, PremierWest Bancorp (“PremierWest”) issued a press release outlining reasons for its Board of Directors’ recommendation to PremierWest’s shareholders to vote “FOR” the proposals in its proxy statement for its special meeting of shareholders to be held on Tuesday, February 19, 2013 at 1:00 p.m., Pacific Time, at the Rogue Valley Country Club located at 2660 Hillcrest Road, Medford, Oregon 97504. On January 3, 2013, PremierWest Bancorp announced that it had established a record date of December 31, 2012, and a meeting date of February 19, 2013, for a special meeting of its shareholders to, among other things, consider and vote on a proposal to approve the previously announced Agreement and Plan of Merger, dated October 29, 2012, among PremierWest, Starbuck Bancshares, Inc., and Pearl Merger Sub Corp., pursuant to which PremierWest will merge with and into Pearl Merger Sub Corp., with Pearl Merger Sub Corp. as the surviving entity.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of PremierWest dated February 13, 2013

IMPORTANT ADDITIONAL INFORMATION

PremierWest filed a definitive proxy statement with the U.S. Securities and Exchange Commission on January 4, 2013, in connection with the proposed merger of PremierWest and an affiliate of AmericanWest Bank. Shareholders of PremierWest are urged to read the proxy statement, because it contains important information. Shareholders can obtain a free copy of the proxy statement, as well as other filings containing information about PremierWest and the merger, without charge, at the U.S. Securities and Exchange Commission’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about PremierWest and the proposed merger can be obtained, without charge, by directing a request to PremierWest’s Internet site at www.premierwestbank.com under the heading “About Us” and then under the heading “Investor Relations.” Shareholders and customers may also contact: James M. Ford, PremierWest President & CEO at (541) 618-6020 or Jim.Ford@PremierWestBank.com or Doug Biddle, Executive Vice President & Chief Financial Officer at (541) 282-5391 or Doug.Biddle@PremierWestBank.com.

PROXY SOLICITATION

PremierWest and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from PremierWest shareholders in respect of the proposed merger. You can find information about PremierWest’s executive officers and directors in PremierWest’s definitive annual proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2012. You can obtain free copies of PremierWest’s annual proxy statement, and PremierWest’s proxy statement in connection with the merger by contacting PremierWest’s investor relations department.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)

Date: February 13, 2013	By:	/s/ Douglas N. Biddle
Douglas N. Biddle Executive Vice President / Chief Financial Officer